SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 14, 2003


                                EMC CORPORATION
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            (Exact name of registrant as specified in its charter)


Massachusetts                       1-9853                 No. 04-2680009
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(State or other jurisdiction      (Commission            (I.R.S. Employer
of incorporation)                 File Number)           Identification No.)


176 South Street, Hopkinton, MA                                     01748
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(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:  (508) 435-1000
                                                     --------------------------


                                      N/A
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        (Former Name or Former Address, if changed since last report)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99.1     Press Release of EMC Corporation ("EMC") dated
                      October 14, 2003


Item 12. Results of Operations and Financial Condition

         On October 14, 2003, EMC issued a press release announcing preliminary financial results for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         The information in this Form 8-K and the Exhibit attached hereto shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and shall be deemed incorporated by reference in any filing under the Securities Act of 1933 or Exchange Act.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EMC CORPORATION


                                          By:  /s/ William J. Teuber, Jr.
                                               ------------------------------
                                               William J. Teuber, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer




Date:    October 14, 2003


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                                 EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release of EMC Corporation dated October 14, 2003